UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date  of  report  (Date  of  earliest event reported):     January 19, 2011

                           ORBIT INTERNATIONAL CORP.
                           -------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)


                           0-3936          11-1826363
                           ------          ----------
      (Commission File Number)          (IRS Employer Identification No.)

                   80 Cabot Court, Hauppauge, New York 11788
                   -----------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)

                                 (631) 435-8300
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

         (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously
   satisfy the filing obligation of the registrant under any of the following provisions
                     (see General Instruction A.2. below):

__   Written  communications  pursuant  to Rule 425 under the Securities Act (17
CFR  230.425)

__   Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

__   Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
Exchange  Act  (17  CFR  240.14d-2(b))

__   Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under  the
Exchange  Act  (17  CFR  240.13e-4(c))

8.01  OTHER  EVENTS.

As previously reported on Orbit International Corp.'s (the "Company") Quarterly Report on Form 10-Q for the period ended September 30, 2010 filed November 15, 2010, in May 2009, the Company engaged an investment banker to pursue strategic alternatives to enhance stockholder value, including the potential sale of the Company. On January 19, 2011, the Company provided notice of termination of its agreement with such investment banker and is not actively pursuing a sale of the Company at this time.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     ORBIT INTERNATIONAL CORP.


Date:  January 28, 2011     By: /s/ Mitchell Binder
                                -------------------
                                Mitchell Binder, Chief Executive Officer